• • • • • • • • • • •

Focused: • Gaining market share • Adherence to strategic plan • Opportunistically reviewing complementary acquisitions • Solid core funding and sticky deposit base Culture: • Experienced leadership team • Strong community spirit • Recognized by Greenwich Associates as a customer experience leader in both Retail and Small Business Banking Consistent Performance: • Profitability achieved through organic growth • Improved productivity • Disciplined expense structure • Diversified revenue stream Credit Quality: • Strong credit culture and history • Disciplined structure and process • Low charge-offs

• • • • •

Fee income is 27% of total revenue (net interest income plus fee income)

• • • • • • • • • •

• •

• • • •

• • •

• • •

• • • • • •

• • • • • •

• • • • • • • •

•

• • • • TBV Per Share(a) Dividends as a % of Net Income

• Stock price appreciation of 54.32% • Average dividend yield of 2.90%

• • • • • • • • •

Top 15 Lenders Origination Units Rank % of Total Bangor Savings Bank 6,484 1 11.0% Quicken Loans 3,793 2 6.4% Camden National Bank 3,426 3 5.8% Residential Mortgage Services Inc. 3,317 4 5.6% United Wholesale Mortgage 2,045 5 3.5% Key Bank 1,903 6 3.2% Kennebec Savings Bank 1,898 7 3.2% First, N.A. 1,807 8 3.1% Machias Savings Bank 1,595 9 2.7% CUSO Mortgage Corp. 1,513 10 2.6% TD Bank, N.A. 1,169 11 2.0% Norway Savings Bank 1,062 12 1.8% Androscoggin Savings Bank 980 13 1.7% Mortgage Network 892 14 1.5% Bath Savings Institution 857 15 1.5% All Other Lenders 26,325 - 44.6% Total 59,066 100.0% Twelve Months Ended December 31, 2020

Janney Investor Presentation

Gregory Dufour | President & Chief Executive Officer
Gregory White | Chief Financial Officer

February 3, 2021

Camden NATIONAL CORPORATION

Forward Looking Statements and Non-GAAP Financial Measures

FORWARD LOOKING STATEMENTS

This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "plan," "target," or "goal" or future or conditional verbs such as "will," "may," "might," "should," "could" and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the "Company"). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

The following factors, among others, could cause the Company's financial performance to differ materially from the Company's goals, plans, objectives, intentions, expectations and other forward-looking statements: weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for loan losses or a reduced demand for the Company's credit or fee-based products and services; changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market, and monetary fluctuations; competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; volatility in the securities markets that could adversely affect the value or credit quality of the Company's assets, impairment of goodwill, the availability and terms of funding necessary to meet the Company's liquidity needs, and could lead to impairment in the value of securities in the Company's investment portfolio; changes in information technology that require increased capital spending; changes in consumer spending and savings habits; changes in tax, banking, securities and insurance laws and regulations; and changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board ("FASB"), and other accounting standard setters.

Further, statements about the potential effects of the COVID-19 pandemic on the Company's businesses and results of operations and financial conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, action taken by government authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and the Company.

You should carefully review all of these factors, and be aware that there may be other factors that could cause differences, including the risk factors listed in the Company's filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2019, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements.

These forward-looking statements were based on information, plans and estimates at the date of this report, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

NOTE REGARDING PRESENTATION OF NON-GAAP FINANCIAL MEASURES

This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company's operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K and earnings releases filed with the SEC.

Camden National Corporation


Bangor
Augusta
Camden
Portland
Portsmouth
Manchester
Braintree
58 Camden National Banking Centers
2 Wealth Management Centers
2 Lending Centers

Largest publicly traded bank headquartered in Northern New England

- $4.9 billion in assets
- 58 banking centers located in Maine
- 2 loan production offices
  - New Hampshire
  - Massachusetts
- $560 million market cap
- 50 day avg share volume of approximately 38,000
- Analyst Coverage
  - KBW (market perform)
  - Raymond James (outperform)
  - Janney (market perform)

Camden NATIONAL CORPORATION

Why Camden National?

Organic franchise growth, opportunistic acquisitions

Focused:
- Gaining market share
- Adherence to strategic plan
- Opportunistically reviewing complementary acquisitions
- Solid core funding and sticky deposit base

Consistent Performance:
- Profitability achieved through organic growth
- Improved productivity
- Disciplined expense structure
- Diversified revenue stream

Culture:
- Experienced leadership team
- Strong community spirit
- Recognized by Greenwich Associates as a customer experience leader in both Retail and Small Business Banking

Credit Quality:
- Strong credit culture and history
- Disciplined structure and process
- Low charge-offs

Camden NATIONAL CORPORATION

2020 Financial Highlights

Full Year 2020 (record earnings year)

Net Income
$59.5 million

Diluted Earnings Per Share
$3.95

Return on Assets
1.23%

Efficiency Ratio (non-GAAP)
52.56%

Total Risk-Based Capital Ratio
15.40%

Q4 2020 (record earnings quarter)

Net Income
$18.3 million

Diluted Earnings Per Share
$1.22

Return on Assets
1.45%

Efficiency Ratio (non-GAAP)
53.30%

Total Risk-Based Capital Ratio
15.40%

Camden NATIONAL CORPORATION

Net Interest Income and Net Interest Margin

NII and NIM

($ in millions)



$32.2
3.12%
$34.5
3.00%
$35.5
3.06%
4Q19
3Q20
4Q20
NII
NIM

Estimated Changes in Net Interest Income[1]	Year 1	Year 2
+200 bps	1.52%	7.72%
-100 bps	-0.67%	-7.78%

(1) Assumes flat balance sheet, no changes in asset/funding mix, and a parallel and pro rata shift in rates over a 12 month period. In the down -100 bps scenarios, Prime is floored at 3.00%, Fed Funds and Treasury rates at 0.01%, and all other market rates are floored at the lesser of current rates or 0.25%. As of December 31, 2020.

Q4 2020 Net Interest Margin



3.00%
0.14%
-0.04%
-0.08%
0.04%
3.06%
3Q20
SBA PPP
Excess Liquidity
Asset Rate/Volume
Funding Rate/Volume
4Q20

Recent actions and continued focus

- Continue to manage deposit rates lower
- CD maturities:
  - 53% of all CDs maturing in the next 6 months
  - $134 million at 0.92% in next 90 days
  - $54 million at 0.57% in next 4-6 months

Camden NATIONAL CORPORATION

Diversified Revenue



Business Banking Services
Small Business & Commercial Lending
Business Banking (Deposits)
Treasury Management
Personal Banking Services
Personal Lending
Residential Lending
Personal Banking (Deposits)
Sophisticated Products & Services
24/7
Wealth Management
Investment Management
Brokerage
Trust Services



Fee Income Diversification - Full Year 2020
Mortgage banking income 36%
Debit card income 21%
Wealth mgmt & brokerage 18%
Service charges 13%
Other income 12%
$0.0
$5.0
$10.0
$15.0
$20.0
Millions

Fee income is 27% of total revenue
(net interest income plus fee income)

Camden NATIONAL CORPORATION

Loan Portfolio

Residential Real Estate

- 70% located in Maine and 24% in Massachusetts
- 62% are primary residences, 28% second homes and 10% investment property
- 98% of balances at </= 80% LTV[1] (or supplemented with private mortgage insurance)

Commercial Real Estate

- 67% of real estate located in Maine, 18% in New Hampshire, and 9% in Massachusetts
- 91% of balances at </= 80% LTV[1]
- Top 50 CRE loans average a 67% LTV[1]

Commercial

- SBA PPP production of $244.8 million added $186.4 million to average loans for Q4 with an average yield of 7.74%

Loan Repricing

- $1.0 billion repricing in the next 12 months (average yield 2.97%)
- Floating rate: $898.4 million, 19% with in-the-money floors, and 74% without floors
- Adjustable rate: $100.3 million, 2% with in-the-money floors, and 50% without floors

Balances of $3.2 Billion

(as of 12/31/20)



Home Equity and Consumer 9%
Commercial 12%
SBA PPP 4%
Commercial Real Estate 42%
Residential Real Estate 33%

All data is presented as of December 31, 2020.
(1) At origination date.

Camden NATIONAL CORPORATION

Commercial Diversification

CRE and Commercial Loans by Industry

(as of 12/31/20)



Other (14 Industries <3%) 20%
Restaurants 2%
Construction 4%
Manufacturing 4%
Retail Trade 7%
Health Care / Social Asst. 8%
Lodging 14%
Real Estate Investment 41%
$1.9 billion

Real Estate Investment Breakdown

(as of 12/31/20)



Other Nonresidential Buildings 8%
1-4 Family 8%
Industrial / Warehouse 10%
Retail Store 19%
Multi-Family / Apartments 28%
Office Buildings 27%
$772 million

Exposure to COVID-19 impacted industries

- $388.8 million, or 12% of total loan portfolio, is within Lodging, Sr. Living & Care Facilities, Restaurants, and Travel & Recreation
- Approximately 53% of Lodging are nationally branded franchises. 54% of Lodging located in Maine, 23% in Massachusetts, and 13% in New Hampshire

Camden NATIONAL CORPORATION

CRE Collateral by State


VT, $32.6 mil
ME, $920.5 mil
NY, $4.4 mil
MI, $5.0 mil
IA, $11.8 mil
NV, $3.4 mil
CO, $1.1 mil
VA, $3.9 mil
NC, $2.1 mil
SC, $470K
FL, $880K
NH, $242.7 mil
MA, $128.3 mil
CT, $7.0 mil
RI, $3.4 mil

- 97% of CRE collateral is located in Northern New England, including:
  - 100% of Lodging (54% in Maine)
  - 98% of Apartment Building Operators (72% in Maine)
  - 96% of Non-Residential Building Operators (59% in Maine)

Camden NATIONAL CORPORATION

SBA PPP Loans

2020 Originations

Balance Tier	Units	Total Production ($ in millions)	Total Outstanding[1] ($ in millions)
$0 - $50,000	2,200	$35.1	$27.9
$50,001 - $250,000	650	$68.9	$35.1
$250,001 - $500,000	105	$35.7	$14.2
$500,000 - $1,000,000	48	$33.6	$13.8
> $1,000,000	31	$71.5	$46.3
Total	**3,034**	**$244.8**	**$137.3**

2020 Income Recognized

	Origination Fees ($ in millions)	Interest ($ in millions)	Total Income ($ in millions)
Quarter 2	$1.2	$0.5	$1.7
Quarter 3	$1.8	$0.6	$2.4
Quarter 4	$3.2	$0.5	$3.7
YTD 2020	**$6.2**	**$1.6**	**$7.8**

- SBA PPP loans yielded 7.74% and 4.16% during Q4 and Q3, respectively
- $2.2 million of origination fees were yet to be recognized at 12/31/20
- Teams are currently working with customers on another round of the program

Camden NATIONAL CORPORATION

All data is presented as of December 31, 2020.
(1) Excludes unamortized origination fees.

Loan Deferral Details

Category ($ in millions)	6/30/2020 Deferred Volume	6/30/2020 % of Category Deferred	9/30/2020 Deferred Volume	9/30/2020 % of Category Deferred	12/31/2020 Deferred Volume	12/31/2020 % of Category Deferred
Real Estate Investment	$102.0	14.0%	$12.8	1.7%	$7.1	0.9%
Lodging	$174.8	66.2%	$50.2	19.0%	$6.9	2.6%
Other Services (expt. Public Admin)	$16.4	31.3%	$8.7	16.9%	$3.5	7.8%
Other Accommodation	$1.6	4.5%	$1.1	3.3%	$1.4	4.1%
Restaurants	$19.3	28.8%	$1.1	1.8%	$0.4	0.9%
Other Business	$101.5	12.3%	$32.0	4.1%	$0.5	0.1%
Business	**$415.6**	**21.2%**	**$105.9**	**5.5%**	**$19.8**	**1.1%**
Consumer	**$131.1**	**9.6%**	**$75.3**	**5.6%**	**$6.7**	**0.5%**
Total	**$546.7**	**16.4%**	**$181.2**	**5.5%**	**$26.5**	**0.8%**

- Short term deferrals for 180 days or less
- Continued to accrue and record interest income throughout deferral period
- We continue to work with our customer to address payment concerns on a case by case basis

Camden NATIONAL CORPORATION

Solid Credit Quality

NPAs / Total Assets



12/31/2009
1.07%
0.67%
0.50%
0.34%
0.25%
0.22%
2016
2017
2018
2019
2020

ALL / NPLs



361.65%
225.77%
171.17%
118.92%
92.28%
12/31/2009
109.31%
2016
2017
2018
2019
2020

NCOs / Average Loans



12/31/2009
0.37%
0.13%
0.07%
0.01%
0.08%
0.02%
2016
2017
2018
2019
2020

ALL / Total Loans



12/31/2009
1.33%
1.18%
0.89%
0.87%
0.82%
0.81%
2016
2017
2018
2019
2020

Camden NATIONAL CORPORATION

Data presented for periods prior to 2020 does not reflect the impact of CECL, as the Company has elected to delay implementation of CECL pursuant to the CARES Act.

CECL Adoption

Allowance for credit losses reconciliation

($ in thousands)	2019	YTD 1Q20	YTD 2Q20	YTD 3Q20	YTD 4Q20
ALL (beginning of period)	$24,712	$25,171	$25,171	$25,171	$25,171
Impact of adopting CECL	$0	$0	$0	$0	$233
Provision for loan losses	$2,862	$1,772	$11,172	$12,172	$13,215
Net charge-offs	$2,403	$422	$804	$929	$754
ALL (end of period)	$25,171	$26,521	$35,539	$36,414	$37,865
Allowance for off-balance sheet credit exposures	$21	$24	$22	$9	$2,568
Allowance for credit losses	**$25,192**	**$26,545**	**$35,561**	**$36,423**	**$40,433**
ALL / Total Loans	0.81%	0.84%	1.07%	1.11%	1.18%

- Adopted CECL on December 31, 2020, effective as of January 1, 2020
- Impact upon adoption was a $233,000 increase to allowance for loan losses, a $3.3 million increase to the allowance for off-balance sheet credit exposures, which resulted in a $2.8 million capital charge (net of tax)
- 2020 interim periods continue to be reported under the incurred loss methodology and were not restated for CECL
- Key CECL model drivers at December 31, 2020 include, but are not limited to:
  - 4-quarter forecast of Maine unemployment, Maine and National GDP, Maine Retail Sales and Maine Housing Price Index
  - 4-quarter reversion to long-term average

Camden NATIONAL CORPORATION

Securities Portfolio

- Book value was $1.1 billion, up $7 million, or 1%, linked-quarter
- Average yield (FTE) of 2.05%, down 21 bps linked-quarter
- Unrealized net gain of $37.3 million on AFS compared to $37.7 million at 9/30/20
- 99.9% AFS, 0.1% HTM
- Duration 3.95 years compared to 3.91 years at 9/30/20
- 100% of municipal holdings are rated A or better by at least one rating agency (48% carry additional credit support)

Securities Portfolio Mix
(Book Value at 12/31/20)



U.S. Agencies and Other 5%
Municipal 11%
MBS - Agency 47%
CMO - Agency 37%

($ in millions)	4Q19	1Q20	2Q20	3Q20	4Q20
Average Book Value	$917	$927	$961	$1,029	$1,067
Book Yield (FTE)	2.63%	2.67%	2.60%	2.26%	2.05%
Modified Duration	4.65	4.37	4.12	3.91	3.95

Camden NATIONAL CORPORATION

All data is presented as of December 31, 2020.

Funding Mix

Deposits

- Average balance of $3.7 billion
- Average deposit cost of 0.38% for 2020
- 2nd highest deposit market share in Maine (10.8% of deposits as of 6/30/20)
- 8th highest deposit market share in York and Cumberland counties (5.1% of deposits as of 6/30/20)
- Loan / Deposit ratio of 80% at 12/31/20, down from 87% at 12/31/19

Borrowings

- Average balance of $566.7 million
- Average borrowing cost of 1.20% for 2020
- 36% of borrowings are customer repurchase agreements



Average Funding
2020
Borrowings
13%
CDs
11%
Checking
47%
Saving/Money
Market
29%

All data is presented as full year 2020 averages unless otherwise noted.

Camden NATIONAL CORPORATION

Strong Liquidity Position

Lines of Credit Exposure
1% Increase in Utilization YoY



$1,292.4
$1,225.1
$1,201.3
49%
48%
48%
51%
52%
52%
12/31/2019
9/30/2020
12/31/2020
Outstanding
Unfunded

Well Positioned to Support Liquidity Needs

Liquidity Sources *(12/31/20)*	Amount *($ in millions)*
Excess Cash	$89.6
Unpledged Investment Securities	$470.0
Unpledged Municipal Securities	$104.6
Over Collateralized Securities Pledging Position	$128.6
FHLB Borrowing Capacity	$525.8
Current Fed Discount Window Availability	$54.2
Unsecured Borrowing Lines	$69.9
Total	**$1,442.7**

Brokered Deposit Access of $691.7 million

- Planned construction funding represents the entire increase in outstanding balance at 12/31/2020 over the year-ago balance

Camden NATIONAL CORPORATION

Strong Capital Position

Tier 1 Leverage Ratio


8.83%
9.07%
9.53%
9.55%
9.13%
Required Minimum(1), 4.00%
2016
2017
2018
2019
2020

Total Risk Based Capital Ratio


14.04%
14.14%
14.36%
14.44%
15.40%
Required Minimum(1), 10.50%
2016
2017
2018
2019
2020

Common Equity Tier 1 (CET1) Ratio


11.27%
11.30%
11.62%
11.80%
12.45%
Required Minimum(1), 7.00%
2016
2017
2018
2019
2020

($ in millions)	Ratios at 12/31/20	Amount	Required Minimum(1)	Cushion: Capital Above Required Minimum	Cushion: Asset Growth
Tier 1 Leverage	9.13%	$445.9	4.00%	$250.5	$6,263.7
Total Assets for Leverage Ratio		$4,882.8			
Common Equity Tier 1	12.45%	$402.9	7.00%	$176.4	$2,519.5
Total Risk Based Capital	15.40%	$498.3	10.50%	$158.6	$1,510.1
Total Risk Weighted Assets		$3,235.6			

Repurchased 274,354 shares at an average price of $35.36 in 2020, including 9,408 shares in 4Q20 at an average price of $34.55.

(1) "Required Minimum" ratios represent minimum required capital ratios plus, for the risk based ratios, the fully phased-in 2.50% CET1 capital conservation buffer.

Camden NATIONAL CORPORATION

Shareholder Value: Long-Term Metrics

TBV Per Share[a]


$28.96
$10.94
'05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20

Dividends as a % of Net Income


46%
33%
'05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20
(b) (b) (c) (d)

- TBV per share 15 year CAGR of 6.7%
- Consistent dividend of 30%+ of annual earnings
- $87 million in share buybacks since 2005
- Repurchased 274,354 shares in 2020 at an average price of $35.36

Camden NATIONAL CORPORATION

a) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.
b) 2005 and 2011, special dividend of $0.50 per share.
c) 2015 increase is due to reduction in net income related to merger and acquisition costs of $7.2 million, after tax.
d) 2017 increase is due to reduction in net income from a $14.3 million charge to income tax resulting from the Tax Cuts and Jobs Act of 2017.

Shareholder Value: 15 Year Total Return

- Stock price appreciation of 54.32%
- Average dividend yield of 2.90%


350%
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
Jan-19
Jan-20
Jan-21
296%
142%
101%
45%
CAC
SNL U.S. Bank $1B-$5B
S&P 500
CAC Proxy Peer Group

Camden NATIONAL CORPORATION

Source: S&P Global
Data range: January 31, 2006 – January 31, 2021

Investment Summary

Proven Management Team

- Delivered on previous acquisition commitments
- Diverse experience from community and large bank perspectives

Strong Market Share and Brand Recognition

- 145 year operating history
- #2 overall deposit market share in Maine, 1st in community banks
- #3 mortgage originator in Maine, with 5.8% of all mortgage originations in the state

Quality Growth

- Consistent long-term growth both organically and through acquisitions
- Expanded presence in higher growth Southern Maine markets and enhanced scale, density, and deposit costs in existing markets

Strong Fundamental Operating Metrics

- Historically strong credit quality with nonperforming assets consistently less than 1% of total assets
- Solid efficiency ratio, ROAA and ROATCE

Camden NATIONAL CORPORATION

Appendix

Seasoned Management Team

Name	Position	Age	Years of Banking Experience	Year joined Camden
Greg Dufour	President and CEO	60	30+	2001
Greg White	EVP Chief Financial Officer	55	30+	2020
Joanne Campbell	EVP Risk Management	58	30+	1996
William Martel	EVP Technology & Support Services	51	20+	2020
Jennifer Mirabile	EVP Director of Wealth Management	61	30+	2017
Tim Nightingale	EVP Chief Credit Officer	63	30+	2000
Heather Robinson, CPA	SVP Chief Human Resources Officer	46	2	2018
Patricia Rose	EVP Retail Banking	57	30+	2017
Ryan Smith	EVP Commercial Banking	48	25+	2012
Renée Smyth	EVP Chief Experience & Marketing Officer	50	15+	2015

Camden NATIONAL CORPORATION

Income Statement

$ thousands	4Q20	3Q20	2Q20	1Q20	4Q19
Net interest income	**$35,461**	$34,481	$34,539	$31,826	$32,239
Non-interest income	**$14,331**	$12,696	$12,060	$11,403	$11,948
Total revenue	**$49,792**	$47,177	$46,599	$43,229	$44,187
Non-interest expense	**$26,692**	$25,221	$23,509	$24,561	$24,814
Pretax, pre-provision earnings[(1)]	**$23,100**	$21,956	$23,090	$18,668	$19,373
Provision for credit losses	**$258**	$987	$9,398	$1,775	$214
Income tax expense	**$4,564**	$4,194	$2,752	$3,400	$3,921
Net income	**$18,278**	$16,775	$10,940	$13,493	$15,238

	4Q20	3Q20	2Q20	1Q20	4Q19
Efficiency Ratio[(1)]	**53.30%**	50.60%	50.13%	56.45%	55.64%
Net Interest Margin (FTE)	**3.06%**	3.00	3.11%	3.08%	3.12%
Diluted EPS	**$1.22**	$1.11	$0.73	$0.89	$0.99

Camden NATIONAL CORPORATION

(1) Non-GAAP measure.

Balance Sheet

$ millions	4Q20	3Q20	2Q20	1Q20	4Q19
Loans	**$3,261**	$3,313	$3,363	$3,185	$3,107
Investment Securities	**$1,129**	$1,122	$1,064	$976	$933
Total Assets	**$4,899**	$5,154	$4,959	$4,595	$4,430
Deposits	**$4,005**	$4,224	$3,996	$3,564	$3,538
Borrowings	**$247**	$294	$330	$421	$338
Shareholders' Equity	**$529**	$518	$506	$493	$473

	4Q20	3Q20	2Q20	1Q20	4Q19
Total Risk-Based Capital Ratio	**15.40%**	15.15%	14.56%	13.81%	14.44%
Tier 1 Leverage Capital Ratio	**9.13%**	8.96%	8.95%	9.53%	9.55%
Loan / Deposit Ratio	**80%**	78%	83%	89%	87%

Camden NATIONAL CORPORATION

Non-Residential Building Operators Collateral by State



WA, $3.5 mil
NV, $3.4 mil
CO, $1.1 mil
NY, $2.7 mil
NC, $2.1 mil
ME, $258.8 mil
NH, $126 mil
MA, $28.4 mil
VT, $5.3 mil
RI, $3.4 mil
CT, $420K

Camden NATIONAL CORPORATION

Apartment Building Operators Collateral by State


ME, $194.8 mil
NH, $50.6 mil
MA, $21.0 mil
NY, $1.0 mil
VA, $3.9 mil
SC, $470K
FL, $453K

Camden NATIONAL CORPORATION

Lodging Collateral by State


VT, $27.4 mil
ME, $139.3 mil
NH, $32.1 mil
MA, $58.1 mil

Historical Credit Metrics

Camden National Corp.
Peer Group

NPAs / Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
'11 '12 '13 '14 '15 '16 '17 '18 '19 YTD '20

NCOs / Average Loans



0.90%
0.75%
0.60%
0.45%
0.30%
0.15%
0.00%
'11 '12 '13 '14 '15 '16 '17 '18 '19 YTD '20

Loan Loss Reserves / Gross Loans(1)



2.10%
1.75%
1.40%
1.05%
0.70%
0.35%
0.00%
'11 '12 '13 '14 '15 '16 '17 '18 '19 YTD '20

Nonaccrual Loans / Loans



2.10%
1.75%
1.40%
1.05%
0.70%
0.35%
0.00%
'11 '12 '13 '14 '15 '16 '17 '18 '19 YTD '20

(1) CNC loan loss reserves / gross loans as presented under the incurred loss model.

Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets.

Source: S&P Global

YTD '20 data as of 9/30/2020

Camden NATIONAL CORPORATION

Profitability Trends

Camden National Corp.
Peer Group

ROAA


1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
'11
'12
'13
'14
'15
'16
'17
'18
'19
YTD '20

ROAE


15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
'11
'12
'13
'14
'15
'16
'17
'18
'19
YTD '20

Net Interest Margin


4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
'11
'12
'13
'14
'15
'16
'17
'18
'19
YTD '20

Efficiency Ratio


70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
'11
'12
'13
'14
'15
'16
'17
'18
'19
YTD '20

Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets.
Source: S&P Global
YTD '20 data as of 9/30/2020

Camden NATIONAL CORPORATION

Maine Mortgage Banking Activity

	Twelve Months Ended December 31, 2020		
Top 15 Lenders	**Origination Units**	**Rank**	**% of Total**
Bangor Savings Bank	6,484	1	11.0%
Quicken Loans	3,793	2	6.4%
Camden National Bank	***3,426***	***3***	***5.8%***
Residential Mortgage Services Inc.	3,317	4	5.6%
United Wholesale Mortgage	2,045	5	3.5%
Key Bank	1,903	6	3.2%
Kennebec Savings Bank	1,898	7	3.2%
First, N.A.	1,807	8	3.1%
Machias Savings Bank	1,595	9	2.7%
CUSO Mortgage Corp.	1,513	10	2.6%
TD Bank, N.A.	1,169	11	2.0%
Norway Savings Bank	1,062	12	1.8%
Androscoggin Savings Bank	980	13	1.7%
Mortgage Network	892	14	1.5%
Bath Savings Institution	857	15	1.5%
All Other Lenders	26,325	-	44.6%
Total	**59,066**		**100.0%**

Source: MRS, Inc.
Data obtained from registry of deeds throughout the state of Maine.

Camden NATIONAL CORPORATION